                                                                    Exhibit 10.3

[LOGO]                                              American National Bank
                                                    and Trust Company of Chicago

--------------------------------------------------------------------------------
                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

     THIS AMENDMENT ("Amendment") is entered into as of this 21th day of September, 2000, by and between Alltech Associates, Inc., an Illinois corporation ("Borrower"), and American National Bank and Trust Company of Chicago ("Bank").

     WHEREAS, Borrower executed in favor of Bank a Loan and Security Agreement dated July 31, 2000, as amended from time to time, in exchange for Bank's agreement to lend monies to Borrower (the "Loan Agreement");

     WHEREAS, Borrower executed in favor of Bank various notes from time to time. Such notes, together with any and all amendments, modifications, renewals or replacements thereof, are collectively referred to hereinafter as the "Note";

     WHEREAS, the parties hereto desire and have agreed to enter into this Amendment in order to amend certain terms of the Loan Agreement; and

     NOW, THEREFORE, in consideration of the above recitals, the mutual promises and agreements of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

1. Section 6. WARRANTIES, REPRESENTATIONS AND COVENANTS: GENERAL, Paragraph 6.5 is hereby deleted in its entirety and replaced with the following:

          6.5 Borrower warrants and represents to and covenants with Bank that Borrower shall not permit it's "Tangible Capital Funds" (as herein after defined) to be less than $3,500,000.00. Tangible Capital Funds shall mean stockholders equity less intangible assets including but not limited to non-compete agreements, organizational costs, trademarks, patents, and goodwill, plus "Subordinated Debt" (as hereinafter defined). Subordinated Debt shall mean indebtedness which has been subordinated to the Borrower's Liabilities and all other indebtedness of the Borrower to the Bank in accordance with a subordination agreement satisfactory to the Bank. The definition of stockholder's equity and intangible assets shall be in accordance with generally accepted accounting principles.

2. This Amendment shall be incorporated into and made a part of the Loan Agreement and all other related loan documents executed by Borrower.

3. All terms and provisions of the Loan Agreement and all other related loan documents between Borrower and Bank, except as expressly modified herein, shall continue in full force and effect, and Borrower hereby confirms each and every one of its obligations under the Loan Agreement as amended herein.

4. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

5. This Amendment shall inure to the benefit of Bank's successors and assigns, and shall be binding upon Borrower's successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

"BORROWER"

Alltech Associates, Inc.
an Illinois corporation


By:
    -----------------------------------
    Richard A. Dolan, President


"BANK"

American National Bank and
Trust Company of Chicago


By: /s/ Illegible
    -----------------------------------
Its: First Vice President

                                                                     Page 2 of 2